UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 21, 2023

Ault Disruptive Technologies Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	001-41171	86-2279256
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11411 Southern Highlands Parkway, Suite 240, Las Vegas, Nevada 89141

(Address of principal executive offices) (Zip Code)

(949) 444-5464

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 210.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Common Stock, par value $0.001 per share and three-fourths of one Redeemable Warrant to purchase one share of Common Stock	ADRTU	NYSE American LLC
Common Stock, par value $0.001 per share	ADRT	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

The following is provided to update the disclosure included in Item 8.01 of the 8-K filed by Ault Disruptive Technologies Corporation (the “Company”), with the Securities and Exchange Commission on June 16, 2023.

On June 16, 2023, the Company issued a press release, attached hereto as Exhibit 99.1 (the “Press Release”), wherein the Company announced that holders of shares of common stock of the Company, par value $0.001 per share (“Common Stock”), sold as part of the units issued in its initial public offering who elected to redeem their Common Stock in connection with the special meeting of stockholders held on June 15, 2023 (the “Special Meeting”) could reverse their redemption requests by sending a DTC DWAC (Deposit/Withdrawal At Custodian) request to the Company’s transfer agent, Continental Stock Transfer & Trust Company (“Continental”), on or before 5:00 PM ET on June 16, 2023 (the “Redemption Reversal”).

Following expiration of the Redemption Reversal, the Company’s public stockholders elected to redeem 11,311,125 shares of Common Stock at a redemption price of approximately $10.61 per share (without giving effect to any interest that may be withdrawn to pay taxes), for an aggregate redemption amount of approximately $120,063,827.97 (the “Redemption”). After the satisfaction of the Redemption (without giving effect to any interest that may be withdrawn to pay taxes), the balance in the trust account will be approximately $2,004,845.34.

Upon completion of the Redemption, 3,063,875 shares of Common Stock will remain issued and outstanding, of which 2,875,000 shares are held by Ault Disruptive Technologies Company, LLC, the sponsor of the Company.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release issued June 16, 2023

101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 21, 2023	AULT DISRUPTIVE TECHNOLOGIES CORPORATION

	By:	/s/ Henry Nisser
	Name:	Henry Nisser
	Title:	President and General Counsel